Exhibit 21.1

Independence Realty Trust, Inc.

Subsidiaries

Entity Name	Domestic Jurisdiction	DBA Names
Adley Craig Ranch Apartments Owner, LLC	Texas
Bayview Club Apartments Indiana, LLC	Delaware
Bennington Pond Managing Member, LLC	Delaware
Bennington Pond, LLC	Ohio
Bridgeview Apartments, LLC	Florida	Vantage on Hillsborough
Brookside CRA-B1, LLC	Delaware
Brunswick Point North Carolina, LLC	Delaware
BSF-Arbors River Oaks	Florida
BSF Lakeshore, LLC	Florida
BSF Trails, LLC	Florida
Chelsea Square Apartments Holding Company, LLC	Ohio
Cherry Grove South Carolina, LLC	Delaware
Creekside Corners Georgia, LLC	Delaware
DD CR III, LLC	Georgia
STAR III Special Member Ltd., Inc.	Delaware
STAR RS Holdings, LLC	Delaware
Feldman Holdings Business Trust 1	Massachusetts
Feldman Holdings Business Trust 2	Massachusetts
Fox Partners, LLC	Texas
Haverford Place Apartments Owner, LLC	Delaware
HPI Collier Park LLC	Delaware
HPI Hartshire LLC	Delaware
HPI Kensington Commons LLC	Delaware	The Commons at Canal Winchester
HPI Riverchase LLC	Delaware
HPI Schirm Farms LLC	Delaware
IR TS Op Co, LLC	Delaware
IRT Captive TRS, LLC	Delaware
IRT Crestmont Apartments Georgia, LLC	Delaware
IRT Global, LLC	Florida
IRT Lenoxplace Apartments Owner, LLC	Delaware
IRT Live Oak Trace Louisiana, LLC	Delaware
IRT Management, LLC	Delaware
IRT OKC Portfolio Owner, LLC	Delaware
IRT OKC Portfolio Member, LLC	Delaware
IRT Renovations, LLC	Delaware
IRT Runaway Bay Apartments, LLC	Delaware
IRT Stonebridge Crossing Apartments Owner, LLC	Delaware
IRT UPREIT Lender, LP	Delaware
IRT UPREIT Lender Limited Partner, LLC	Delaware
IRT Walnut Hill Apartments Owner, LLC	Delaware
Jamestown CRA-B1, LLC	Delaware
JLC/BUSF Associates, LLC	Delaware
Kings Landing LLC	Delaware
Lakes of Northdale Apartments LLC	Delaware
Legacy Apartments Owner, LLC	Alabama
Lucerne Apartments Tampa, LLC	Florida
Meadows CRA-B1, LLC	Delaware
Merce Partners, LLC	Texas
Millenia 700, LLC	Delaware
North Park Apartments Owner, LLC	Georgia
Oxmoor CRA-B1, LLC	Delaware
Pointe at Canyon Ridge, LLC	Georgia
Prospect Park CRA-B1, LLC	Delaware
Rocky Creek Apartments Owner, LLC	Florida
South Terrace Apartments North Carolina, LLC	Delaware
SPG Avalon Apts LLC	Ohio
Thornhill Apartments Owner, LLC	North Carolina

Entity Name	Domestic Jurisdiction	DBA Names
Tides at Calabash North Carolina, LLC	Delaware
TS Big Creek, LLC	Delaware
TS Brier Creek, LLC	Delaware
TS Craig Ranch, LLC	Delaware
TS Creekstone, LLC	Delaware
TS GooseCreek, LLC	Delaware
TS Manager, LLC	Florida
TS Miller Creek, LLC	Delaware
TS New Bern, LLC	Delaware
TS Talison Row, LLC	Delaware
TS Vintage, LLC	Delaware
TS Westmont, LLC	Delaware
Vantage II Owner, LLC	Florida
Wake Forest Apartments, LLC	Delaware
Waterford Landing Apartments, LLC	Delaware
Brice Grove Apartments, LLC	Delaware
Hilliard Grand Apartment, LLC	Ohio
Hilliard Meadows Apartment, LLC	Ohio
Hilliard Park Partners, LLC	Ohio
SIR Brice Grove, LLC	Delaware
SIR Spring Creek, LLC	Delaware
SIR Carrington Champion, LLC	Delaware
SIR Carrington Park, LLC	Delaware
SIR Carrington Place, LLC	Delaware
SIR Creekside, LLC	Delaware
SIR Deep Deuce, LLC	Delaware
SIR Double Creek, LLC	Delaware
SIR Forty 57, LLC	Delaware
SIR Hamburg, LLC	Delaware
SIR Hilliard Grand, LLC	Delaware
SIR Hilliard Park, LLC	Delaware
SIR Hilliard Summit, LLC	Delaware
SIR Huffmeister Villas, LLC	Delaware
SIR Jefferson, LLC	Delaware
SIR Kingwood Villas, LLC	Delaware
SIR Montclair Parc, LLC	Delaware
SIR Mallard Crossing, LLC	Delaware
SIR Oak Crossing, LLC	Delaware
SIR Quail North, LLC	Delaware
SIR Riverford, LLC	Delaware
SIR Sienna Grand, LLC	Delaware
SIR Spring Creek, LLC	Delaware
SIR Sycamore Terrace, LLC	Delaware
SIR Tapestry Park, LLC	Delaware
SIR Waterford Riata, LLC	Delaware
STAR 1250 West, LLC	Delaware
STAR at Spring Hill, LLC	Delaware
STAR Barrett Lakes, LLC	Delaware
STAR Bella Terra, LLC	Delaware
STAR Brentwood, LLC	Delaware
STAR Brookfield, LLC	Delaware
STAR Broomfield, LLC	Delaware
STAR Cumberland, LLC	Delaware
STAR Delano, LLC	Delaware
STAR Eagle Lake, LLC	Delaware
STAR East Cobb, LLC	Delaware
STAR Farmers Market, LLC	Delaware
STAR Fielders Creek, LLC	Delaware
STAR Flatirons, LLC	Delaware
STAR Garrison Station, LLC	Delaware
STAR Hearthstone, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
STAR Horseshoe, LLC	Delaware
STAR Hubbard, LLC	Delaware
STAR Kensington, LLC	Delaware
STAR Lakeside, LLC	Delaware
STAR Los Robles, LLC	Delaware
STAR McGinnnis Ferry, LLC	Delaware
STAR Meadows, LLC	Delaware
STAR Monticello, LLC	Delaware
STAR Oasis, LLC	Delaware
STAR Park Valley, LLC	Delaware
STAR Patina Flats, LLC	Delaware
STAR Preston Hills, LLC	Delaware
STAR Ridge Crossing, LLC	Delaware
STAR River Run, LLC	Delaware
STAR Shores, LLC	Delaware
STAR Stonebridge, LLC	Delaware
STAR T-Bone, LLC	Delaware
STAR Town Madison, LLC	Delaware
STAR Wetherington, LLC	Delaware
STAR III Avery Point, LLC	Delaware
STAR III Belmar, LLC	Delaware
STAR III Bristol Village, LLC	Delaware
STAR III Canyon Resort, LLC	Delaware
STAR III Cottage Trails, LLC	Delaware
STAR III Sugar Mill, LLC	Delaware
STAR III Sweetwater, LLC	Delaware
STAR III Vista Ridge, LLC	Delaware
STAR III VV&M, LLC	Delaware
STAR TRS, Inc.	Delaware
STAR REIT Services, LLC	Delaware
STAR Special Member Ltd., Inc	Delaware
SIR Special Member Ltd., Inc.	Delaware